Exhibit 10.1
CHINA DIGITAL MEDIA CORPORATION
2505-06, 25/F, Stelux House
698 Prince Edward Road East
Kowloon, Hong Kong

March 31, 2005

BY HAND DELIVERY

Arcotect Digital Technology, Ltd.
2505-06, 25/F, Stelux House
698 Prince Edward Road East
Kowloon, Hong Kong

Attn: Ng Chi Shing
Chairman

Gentlemen:

Reference is made to that certain Plan of Exchange, dated December 28, 2004 (the “Plan of Exchange”), between, among others, China Digital Media Corporation (formerly known as Hairmax International, Inc.), a Nevada corporation (“CDGT”), Arcotect Digital Technology, Ltd., a corporation organized and existing under the laws of the Hong Kong SAR of the Peoples’ Republic of China (“Arcotect”), and the Arcotect Shareholders, pursuant to which CDGT agreed, among other things, to issue 20,000,000 shares of its common stock, $.001 par value, to the Arcotect Shareholders in exchange for all of the issued and outstanding capital stock of Arcotect. After the consummation of the Plan of Exchange, Arcotect will become a wholly-owned subsidiary of CDGT.

In light of the increase in the market price of common stock of CDGT on the Over-The-Counter Bulletin Board since the date of signing of the Plan of Exchange, CDGT has proposed that CDGT shall only issue 1,500,000 shares of its common stock in exchange for all of the issued and outstanding capital stock of Arcotect. It is our understanding that you are willing to accept this reduction in the number of shares of CDGT to be issued to you pursuant to the Plan of Exchange.

Kindly evidence your agreement by signing in the space provided below and returning a copy of this letter to us at your earliest convenience.

Sincerely,

CHINA DIGITAL MEDIA CORPORATION

By:	/s/ Ng Chi Shing
Name: Ng Chi Shing
Title: Chairman Arcotect Digital Technology, Ltd. March 31, 2005

                                                                                                                                                               AGREED TO AND ACCEPTED AS OF
                                                                                                                                                               THE DATE FIRST WRITTEN ABOVE:

ARCOTECT DIGITAL TECHNOLOGY, LTD.

By:	/s/ Ng Chi Shing
Name: Ng Chi Shing
Title: Chairman